AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2005

                                                                        33-80057
                                                      REGISTRATION NOS. 811-9140
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 22

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 24

                        (CHECK APPROPRIATE BOX OR BOXES.)

                                  ----------

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ----------

                  101 MUNSON STREET, GREENFIELD, MA        01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 814-1897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  ----------

                        COUNSEL AND CHIEF LEGAL OFFICER:
                           MATTHEW A. SWENDIMAN, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                                  ----------

                              JOHN R. FLORES, ESQ.
                  VICE PRESIDENT, LITIGATION/EMPLOYMENT COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (Name and Address of Agent for Service)

                                  ----------

  It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  |X| 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

     PROSPECTUS



     > FEBRUARY 28, 2005


     Phoenix Institutional Bond Fund

     Phoenix Low Duration Core Plus Bond Fund



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                                        Neither the Securities and Exchange
                                        Commission nor any state securities
                                        commission has approved or disapproved
                                        of these securities or determined if
                                        this prospectus is truthful or complete.
                                        Any representation to the contrary is a
                                        criminal offense.

                                        This prospectus contains important
                                        information that you should know before
                                        investing in Phoenix Institutional Bond
[logo]PHOENIX                           Fund or Phoenix Low Duration Core Plus
     INVESTMENT PARTNERS, LTD.          Bond Fund. Please read it carefully
     Committed to Investor Success(R)   and retain it for future reference.

                      PHOENIX INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------


         TABLE OF CONTENTS
         Phoenix Institutional Bond Fund
             Investment Risk and Return Summary............................    1

             Fund Fees and Expenses........................................    5

         Phoenix Low Duration Core Plus Bond Fund
             Investment Risk and Return Summary............................    7

             Fund Fees and Expenses........................................   10

         Additional Investment Techniques..................................   11
         Management of the Funds...........................................   13
         Pricing of Fund Shares............................................   15
         Purchase Options..................................................   17
         Your Account......................................................   18
         How to Buy Shares.................................................   18
         How to Sell Shares................................................   19
         Things You Should Know When Selling Shares........................   19

         Account Policies and Other Information............................   20

         Tax Status of Distributions.......................................   23
         Financial Highlights..............................................   24

PHOENIX INSTITUTIONAL BOND FUND
--------------------------------------------------------------------------------


INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVE

Phoenix Institutional Bond Fund has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees are of comparable quality; however, the fund may invest in high yield-high risk securities. The fund may invest in foreign securities, including emerging markets securities. Bonds are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government Securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days' written notice to shareholders.


> Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of fund investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the fund was 4.26 years.

> Securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity

                                              Phoenix Institutional Bond Fund  1
      composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On December 31, 2004, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the fund was 5.71 years.


> Securities are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.


Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the fund may temporarily retain cash or invest part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase, the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same

2  Phoenix Institutional Bond Fund
range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES


High yield-high risk securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government Securities are backed by the full faith and credit of the United States.

                                              Phoenix Institutional Bond Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Institutional Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the past ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. Performance data is based on the fund's past performance as a pooled separate investment account of Phoenix Life Insurance Company prior to March 1, 1996 (inception of the fund). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the fund. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the fund's Class X Shares and Class Y Shares, respectively. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

              Calendar Year            Annual Return (%)
                   1995                      19.97
                   1996                       8.70
                   1997                       9.75
                   1998                       1.89
                   1999                       1.47
                   2000                      10.04
                   2001                       8.53
                   2002                       8.30
                   2003                       6.37
                   2004                       5.39

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.66% (quarter ending September 30, 1998).

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/04)                                             1 YEAR       5 YEARS       10 YEARS
-------------------------------------------------------------------------- ----------- -------------- ------------
Class X
-------------------------------------------------------------------------- ----------- -------------- ------------

     Return Before Taxes                                                      5.39%         7.71%         7.94%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions(2)                                   3.68%         5.23%         5.38%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions and Sale of Fund Shares(2)           3.47%         5.06%         5.26%

-------------------------------------------------------------------------- ----------- -------------- ------------
Class Y
-------------------------------------------------------------------------- ----------- -------------- ------------

     Return Before Taxes                                                      5.14%         7.44%         7.67%
-------------------------------------------------------------------------- ----------- -------------- ------------
Lehman Brothers Aggregate Bond Index(3)                                       4.34%         7.71%         7.72%
------------------------------------------------------------------------------------------------------------------

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.


4  Phoenix Institutional Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None                   None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None                   None
Maximum Sales Charge (load) Imposed on Reinvested                                                  None
Dividends                                                                   None
Redemption Fee                                                              None                   None
Exchange Fee                                                                None                   None
                                                                       --------------------------------------

                                                                          CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                             0.45%                  0.45%
Distribution and Service (12b-1) Fees(b)                                    None                   0.25%
Other Expenses                                                              0.22%                  0.22%
                                                                            ----                   ----
TOTAL ANNUAL FUND OPERATING EXPENSES(A)                                     0.67%                  0.92%
                                                                            =====                  =====


----------
(a) The fund's investment adviser has voluntarily agreed to reimburse or waive through April 30, 2006, total operating expenses to the extent that such expenses exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. Actual Total Annual Operating Expenses for the fund, after expense reimbursement, were 0.55% for Class X Shares and 0.80% for Class Y Shares for the year ended December 31, 2004.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Phoenix Institutional Bond Fund  5

-----------------------------------------------------------------------------------------------------------------
   CLASS                      1 YEAR                3 YEARS                 5 YEARS              10 YEARS
---------------------- -------------------- ---------------------- ---------------------- -----------------------

   Class X                      $68                   $214                   $373                  $835
---------------------- -------------------- ---------------------- ---------------------- -----------------------
   Class Y                      $94                   $293                   $509                 $1,131

-----------------------------------------------------------------------------------------------------------------


Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


6  Phoenix Institutional Bond Fund

PHOENIX LOW DURATION CORE PLUS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Low Duration Core Plus Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody's Investor's Services, Inc. or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.


> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:


         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMO"s), real estate mortgage investment conduits ("REMIC"s) and other pass-through securities;


         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

         o Investment-grade securities; and

         o High yield-high risk fixed income securities (so called "junk bonds").


>        The fund may invest in all or some of these sectors.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                                     Phoenix Low Duration Core Plus Bond Fund  7

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index was 1.69 years.

> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the fund may temporarily retain cash or invest part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to

8 Phoenix Low Duration Core Plus Bond Fund limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

PERFORMANCE TABLES

The fund has been in existence only since the date of this prospectus; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.

                                     Phoenix Low Duration Core Plus Bond Fund  9

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS X       CLASS Y
                                                                           SHARES        SHARES
                                                                           ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None          None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None          None
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                                   None          None
Redemption Fee                                                              None          None
Exchange Fee                                                                None          None

                                                                          CLASS X       CLASS Y
                                                                           SHARES        SHARES
                                                                           ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                             0.45%         0.45%
Distribution and Service (12b-1) Fees                                       None          0.25%
Other Expenses(a)                                                           0.32%         0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES                                        0.77%         1.02%
Expense Reduction(b)                                                       (0.27)%       (0.27)%
NET FUND OPERATING EXPENSES                                                 0.50%         0.75%

----------

(a) Estimated.

(b) Contractual arrangement with Phoenix Investment Counsel, Inc. through April 30, 2006 to limit total operating expenses to the extent that such expenses exceed 0.50% for Class X Shares and 0.75% for Class Y Shares. The adviser will not seek to recapture any reimbursed operating expenses in the future.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------
   CLASS                           1 YEAR                 3 YEARS
------------------------------------------------------------------------------

   Class X                          $ 79                   $246
------------------------------------------------------------------------------
   Class Y                          $104                   $325

------------------------------------------------------------------------------

10  Phoenix Low Duration Core Plus Bond Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Institutional Bond Fund ("Bond Fund") and Phoenix Low Duration Core Plus Bond Fund ("Low Duration Bond Fund") may engage in the investment techniques as indicated below:

BORROWING


The Low Duration Bond Fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.


DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.


Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the funds to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


ILLIQUID SECURITIES


The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.


                                          Phoenix Institutional Mutual Funds  11

INVESTMENT GRADE SECURITIES

The funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the funds may also invest in debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

MUNICIPAL SECURITIES

The Low Duration Bond Fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents risks to the funds.

SECURITIES LENDING

The Bond Fund may lend portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Bond Fund may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances, and certificates of deposit.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


12  Phoenix Institutional Mutual Funds

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment programs, the general operations of the funds and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

---------------------------------------------------------------------------------------------------------------
                                                 $1st billion                         $1+ billion
-------------------------------------- ------------------------------------- ----------------------------------
   Bond Fund                                         0.45%                               0.40%
-------------------------------------- ------------------------------------- ----------------------------------
   Low Duration Bond Fund                            0.45%                               0.45%
---------------------------------------------------------------------------------------------------------------


The adviser has agreed to limit total operating expenses of the funds (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until April 30, 2006, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:


------------------------------------------------------------------------------------------------------------------
                                                  Class X Shares                        Class Y Shares
-------------------------------------- ------------------------------------- -------------------------------------
  Bond Fund                                           0.55%                                 0.80%
-------------------------------------- ------------------------------------- -------------------------------------
  Low Duration Bond Fund                              0.50%                                 0.75%
------------------------------------------------------------------------------------------------------------------


During the Bond Fund's last fiscal year, the fund paid total management fees of $728,106. The ratio of management fees to average net assets for the fiscal year ended December 31, 2004 was 0.45%.


PORTFOLIO MANAGEMENT

BOND FUND

James D. Wehr and Christopher J. Kelleher serve as Co-Portfolio Managers of the Bond Fund and as such are primarily responsible for the day-to-day operation of the fund. Mr. Wehr is Senior Managing Director of Phoenix and also serves as Executive Vice President and Chief Investment Officer of The Phoenix Companies, Inc., an affiliate of Phoenix. Formerly he was Senior Vice President, (1998-2003), Managing Director Fixed Income (1996-1998) and Vice President (1991-1996) of Phoenix. Mr. Wehr served as Portfolio Manager of the Phoenix Home Life Separate Account P (predecessor to the Bond Fund) from 1990 to 1996 when it

                                          Phoenix Institutional Mutual Funds  13
converted to the Bond Fund. Mr. Kelleher is Managing Director of Phoenix and has been with Phoenix for 19 years. Mr. Kelleher is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

LOW DURATION BOND FUND

David L. Albrycht is Portfolio Manager of the Low Duration Bond Fund, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Albrycht is a Managing Director, Fixed Income of Phoenix. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991. Mr. Albrycht also manages the Phoenix-Goodwin Multi-Sector Fixed Income Fund (since March 1994) and the Phoenix-Goodwin Multi-Sector Short Term Bond Fund (since August 1993).

PRIOR INVESTMENT PERFORMANCE OF PORTFOLIO MANAGER FOR THE LOW DURATION BOND FUND

Mr. Albrycht, Portfolio Manager for the Low Duration Bond Fund, also serves as Portfolio Manager for the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. The investment objectives, policies and strategies of the Low Duration Bond Fund are substantially identical to the Phoenix-Goodwin Multi-Sector Short Term Bond Fund (the "Short Term Bond Fund").

The table below shows the average annual returns of the Short Term Bond Fund for periods indicated, and shows the returns of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the Short Term Bond Fund invests. The Short Term Bond Fund's average annual returns in the table below reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B, Class C and Class T Shares. The Class X Shares and Class Y Shares offered by the Low Duration Bond Fund carry no sales charges; therefore, performance would have been higher than that shown in the table.

------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                            1 YEAR      5 YEARS     10 YEARS     SINCE INCEPTION(1)
(FOR THE PERIODS ENDED 12/31/04)                                                           -----------------------
                                                                                            CLASS C     CLASS T
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Class A
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return Before Taxes                                  2.45%        6.78%       7.37%         --           --
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return After Taxes on Distributions(2)               0.85%        4.45%       4.65%         --           --
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return After Taxes on Distributions and Sale of
   Fund Shares(2)                                       1.56%        4.33%       4.59%         --           --
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Class B
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return Before Taxes                                  2.78%        6.71%       7.04%         --           --
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Class C
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return Before Taxes                                  4.50%        7.11%         --         5.67%         --
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Class T
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
   Return Before Taxes                                  3.96%          --           --           --         4.41%
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Lehman Brothers Aggregate Bond Index(3)                 4.34%        7.71%       7.72%        6.62%         2.84%
----------------------------------------------------- ----------- ------------ ----------- ----------- -----------
Merrill Lynch 1-2.99 Year Medium Quality Bonds          1.93%        6.10%       6.61%        5.95%         2.24%
Index(4)
------------------------------------------------------------------------------------------------------------------

(1) Class C Shares since October 1, 1997; Class T Shares since June 1, 2003.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the Short Term Bond Fund (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.
(4) The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard & Poors with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

14  Phoenix Institutional Mutual Funds

Historical performance is not indicative of future performance. The Short Term Bond Fund is a separate fund, and its historical performance is not indicative of the potential performance of the Low Duration Bond Fund because, among other reasons, the asset sizes and expenses of the funds will vary. Share prices and investment returns will fluctuate to reflect market conditions, as well as changes in company-specific fundamentals or securities held in the portfolio.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?


Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:


         o  adding the values of all securities and other assets of the fund,

         o  subtracting liabilities, and


         o dividing the result by the total number of outstanding shares of that class.

Assets: Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.


Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that

                                          Phoenix Institutional Mutual Funds  15
trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?


If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities where the trading market is unusually thin or trades have been infrequent; (ii) debt securities that have recently gone into default and for which there is no current market quotation;
(iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; and (vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.


The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset

16  Phoenix Institutional Mutual Funds
value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



PURCHASE OPTIONS
--------------------------------------------------------------------------------


The funds presently offer two classes of shares that have different minimum investment requirements and distribution charges. (See "Fund Expenses" previously in this prospectus.) For Class Y Shares the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of shares and for services provided to shareholders.

Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the funds are offered to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.


To purchase Class X Shares, you must initially purchase shares whose net asset value exceeds $3 million. To purchase Class Y Shares of the Bond Fund, you must initially purchase shares whose net asset value exceeds $1 million; to purchase Class Y Shares of the Low Duration Bond Fund, you must initially purchase shares whose net asset value exceeds $3 million.


The minimum initial investment requirements are waived for purchases by:

         o trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; and

         o institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.

The minimum subsequent investment for Class X Shares and Class Y Shares is $100.

You will pay no sales charges at any time on Class X Shares or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

The funds reserve the right to refuse a purchase order for any reason.

                                          Phoenix Institutional Mutual Funds  17

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds. Please specify the name of the fund or funds in which you would like to invest on the check or transfer instructions.




HOW TO BUY SHARES
--------------------------------------------------------------------------------


------------------------------------ -----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Complete a New Account Application and send it with a check payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
------------------------------------ -----------------------------------------------------------------------------
By Federal Funds wire                Call us at (800) 814-1897 for instructions.
------------------------------------ -----------------------------------------------------------------------------
 By telephone exchange               Call us at (800) 814-1897.
------------------------------------ -----------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.

18  Phoenix Institutional Mutual Funds

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $100,000, requests can be
                                     made by calling (800) 814-1897.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 814-1897.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the applicable fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 814-1897.

                                          Phoenix Institutional Mutual Funds  19

REDEMPTIONS BY MAIL

Send a clear letter of instructions including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 814-1897.

The signature on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)


During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


EXCHANGE PRIVILEGES

         o You should read the prospectus of the Phoenix Fund(s) into which you want to exchange before deciding to make an exchange. You may obtain a prospectus from your financial advisor or by calling us at (800) 814-1897.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class X Shares for Class X Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

20  Phoenix Institutional Mutual Funds

         o Exchanges may be made by telephone (800) 814-1897 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through

                                          Phoenix Institutional Mutual Funds  21
financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.


Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot represent that such trading activity in omnibus accounts can be completely eliminated.


The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to

22  Phoenix Institutional Mutual Funds
reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' website, PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the website at the end of each month, generally within 10 business days. This information will remain available on the website until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") as Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

-------------------------------------------------------------------------------
   FUND                                                  DIVIDEND PAID
------------------------------------------ ------------------------------------
   Bond Fund                                             Semiannually
------------------------------------------ ------------------------------------
   Low Duration Bond Fund                          Monthly (Declared Daily)
-------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The funds intend to distribute tax-exempt income.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the funds and disposition of shares of the funds.


                                          Phoenix Institutional Mutual Funds  23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the Phoenix Institutional Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


The Low Duration Bond Fund has been offered only since the date of this prospectus; therefore, it has no financial information to report here.


PHOENIX INSTITUTIONAL BOND FUND
                                                                         CLASS X
                                          -----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              2004          2003           2002          2001(2)        2000
                                           ------------  ------------   -----------   ------------   -----------
Net asset value, beginning of period         $31.55        $31.32         $30.84         $30.53        $29.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             1.47          1.73           2.04           2.22          2.28
   Net realized and unrealized gain (loss)     0.19          0.26           0.47           0.34          0.63
                                             -------       -------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS          1.66          1.99           2.51           2.56          2.91
                                             -------       -------        -------        -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income       (1.49)        (1.76)         (2.03)         (2.25)        (2.23)
   Return of capital                             --            --             --             --         (0.03)
                                             -------       -------        -------        -------       -------
     TOTAL DISTRIBUTIONS                      (1.49)        (1.76)         (2.03)         (2.25)        (2.26)
                                             -------       -------        -------        -------       -------
Change in net asset value                      0.17          0.23           0.48           0.31          0.65
                                             -------       -------        -------        -------       -------
NET ASSET VALUE, END OF PERIOD               $31.72        $31.55         $31.32         $30.84        $30.53
                                             =======       =======        =======        =======       =======
Total return                                   5.39%         6.37%          8.30%          8.53%        10.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $150,466      $139,574       $145,555       $129,800      $120,376
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.55%         0.55%          0.55%          0.55%         0.55%
   Gross operating expenses                    0.67%         0.69%          0.69%          0.69%         0.74%
   Net investment income                       4.61%         5.44%          6.49%          7.02%         7.53%
Portfolio turnover                               77%          104%           107%            99%           87%

----------------------------
(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the period ended December 31, 2001, was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02% for Class X. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


24 Phoenix Institutional Mutual Funds

--------------------------------------------------------------------------------


PHOENIX INSTITUTIONAL BOND FUND

                                                                         CLASS Y
                                          -----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                              2004          2003           2002          2001(2)        2000
                                           ------------  ------------   -----------   ------------   -----------
Net asset value, beginning of period         $31.54        $31.32         $30.84         $30.54        $29.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             1.38          1.63           1.97           2.14          2.20
   Net realized and unrealized gain (loss)     0.20          0.27           0.46           0.33          0.63
                                             -------       -------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS          1.58          1.90           2.43           2.47          2.83
                                             -------       -------        -------        -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income       (1.41)        (1.68)         (1.95)         (2.17)        (2.15)
   Return of capital                              --             --              --              --         (0.03)
                                             -------       -------        -------        -------       -------
     TOTAL DISTRIBUTIONS                      (1.41)        (1.68)         (1.95)         (2.17)        (2.18)
                                             -------       -------        -------        -------       -------
Change in net asset value                      0.17          0.22           0.48           0.30          0.65
                                             -------       -------        -------        -------       -------
NET ASSET VALUE, END OF PERIOD               $31.71        $31.54         $31.32         $30.84        $30.54
                                             =======       =======        =======        =======       =======
Total return                                   5.14%         6.10%          8.02%          8.24%         9.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $20,948       $13,982         $5,702         $7,623        $6,278
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.80%         0.80%          0.80%          0.80%         0.80%
   Gross operating expenses                    0.92%         0.95%          0.94%          0.94%         0.99%
   Net investment income                       4.33%         5.13%          6.26%          6.77%         7.28%
Portfolio turnover                               77%          104%           107%            99%           87%

----------------------------
(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the period ended December 31, 2001, was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.71% to 6.77% for Class Y. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                           Phoenix Institutional Mutual Funds 25

      PHOENIX EQUITY PLANNING CORPORATION
      P.O. Box 150480
      Hartford, CT 06115-0480

[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.

      ADDITIONAL INFORMATION
      You can find more information about the Funds in the following documents:

      ANNUAL AND SEMIANNUAL REPORTS
      Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI)
      The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

      You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting
      PhoenixInvestments.com to send an email request.

      Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

      Mutual Fund Services: 1-800-243-1574
      Advisor Consulting Group: 1-800-243-4361
      Text Telephone: 1-800-243-1926













      NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY. NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

      Investment Company Act File No. 811-9140
      PXP3090                                                               2-05

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INSTITUTIONAL BOND FUND
                    PHOENIX LOW DURATION CORE PLUS BOND FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 814-1897

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2005

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Institutional Mutual Funds (the "Trust"), dated February 28, 2005, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE


   The Trust .............................................................    1
   Investment Restrictions ...............................................    1
   Investment Techniques and Risks .......................................    2
   Performance Information ...............................................   10
   Performance Comparisons ...............................................   12
   Portfolio Turnover ....................................................   12
   Portfolio Transactions and Brokerage...................................   13
   Disclosure of Fund Holdings............................................   14
   Services of the Adviser ...............................................   15
   Net Asset Value .......................................................   18
   How to Buy Shares .....................................................   19
   How to Redeem Shares...................................................   20
   Dividends, Distributions and Taxes ....................................   22
   The Distributor .......................................................   26
   Distribution Plan......................................................   27
   Management of the Trust ...............................................   27
   Additional Information ................................................   34
   Appendix ..............................................................   36





                      Mutual Fund Services: (800) 814-1897
                         Website: PhoenixInvestments.com

PXP 3090B (2/05)

                                    THE FUND


   The Trust is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. It was reorganized as a Delaware business trust in October 2000. Prior to May 1, 2004, the Trust was named Phoenix Duff & Phelps Institutional Mutual Funds. The Phoenix Institutional Bond Fund (the "Bond Fund") was named Phoenix Duff & Phelps Institutional Managed Bond Portfolio prior to May 1, 2004. Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account ("Separate Account P") separate investment account of Phoenix Life Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. The Bond Fund and the Phoenix Low Duration Core Plus Bond Fund ("Low Duration Bond Fund") are each referred to herein as a "Fund" and sometimes collectively as the "Funds."


   The Trust's Prospectus describes the investment objectives and the principal strategies that the Funds will employ in seeking to achieve their respective investment objectives. The Bond Fund's investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Low Duration Bond Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended (the "1940" Act) to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives. The disclosure applies to each Fund individually, unless otherwise indicated.

FINANCIAL FUTURES AND RELATED OPTIONS
   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.


   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Index ("S&P 500") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.


   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.


   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's holdings may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.

FOREIGN SECURITIES
   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Fund may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOWER RATED FIXED INCOME SECURITIES
   In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the fund securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.


   To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Fund may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Fund's holdings, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.


   Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Fund invests in unrated or unlisted medium and lower grade income securities, the ability of the Adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Fund to achieve its investment objective.

   The Adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the Adviser's internal business and default risk analysis is independent of the credit ratings of Standard & Poors Corporation ("S&P"), Moody's Investor's Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Company ("D&P") (or other nationally recognized statistical rating organization), the Adviser may consider such ratings in evaluating income securities. Achievement by the Fund of its investment objective will be more dependent on the credit analysis of the Adviser than is the case for investment companies with investment objectives similar to the Fund's that are more reliant on such rating organizations in selecting portfolio securities.

MONEY MARKET INSTRUMENTS

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

   REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

REPURCHASE AGREEMENTS
   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Fund's investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

   REVERSE REPURCHASE AGREEMENTS. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   BANK OBLIGATIONS. For purposes of a Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

MORTGAGE-RELATED SECURITIES
   The Fund may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

   Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

   Securities issued by GNMA are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

MUNICIPAL OBLIGATIONS
   Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain fund for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest, and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Fund may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately-held or publicly-owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in

   1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Fund that are derived from interest of Municipal Obligations would be taxable to the Fund shareholders for federal income tax purposes.

   INSURED MUNICIPAL OBLIGATIONS. Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

OPTIONS
   Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.


   The option activities of a Fund may increase its turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way fund securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific fund securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Fund qualifying as a regulated investment company under the Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time.

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's holdings will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund holdings does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate fund securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its fund and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INVESTMENT COMPANIES
   The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

STAND-BY COMMITMENTS
   Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

   The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate Fund liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

SWAP AGREEMENTS
   The Fund may enter into interest rate, index and currency exchange rate and credit default swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's assets.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   When a Fund agrees to purchase securities on a when-issued or delayed-delivery basis, its custodian will set aside cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside fund securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid high-grade debt securities in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of fund securities, the Fund's custodian will hold the fund securities themselves in a segregated account while the commitment is outstanding.

   A Fund will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day a Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of the Funds, or class thereof.

   Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund on the last day of the period, according to the following formula:

   YIELD = 2[((a-b) + 1)(6) - 1]
            -------
              cd
   where,

   a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d = the maximum offering price per share on the last day of the period.

   The Bond Fund's 30-day yield as of December 31, 2004 was 4.45% for Class X Shares and 4.19% for Class Y Shares.

   Total return is a measure of the change in value of an investment in a Fund over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a Fund owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.

   Except as above stated, standardized quotations of average annual total return for each class of shares of each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X Shares or Class Y Shares of each Fund over a period of one, five, and ten years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses of such Fund (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. Each Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

   Performance information for each Fund (and each Class thereof) reflects only the performance of a hypothetical investment in Class X Shares or Class Y Shares of the Fund during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and qualities of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of the Fund which previously existed as separate accounts.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The manner in which total return will be calculated for public use is described above. The following table contains total return figures for the Bond Fund based on the Fund's past performance as a separate investment account of Phoenix Life Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by the Fund. The separate investment account was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separate investment account had been registered under the 1940 Act, the separate investment account's performance may have been adversely affected. Standardized average annual total return of each class shall be calculated for the preceding one, five and ten year periods by including the corresponding separate account's total return calculated in accordance with formulas specified by the SEC. The performance of the separate account has been restated to reflect the deduction of the fees and expenses of the classes of the Funds described in the Prospectus. The Low Duration Bond Fund has been in existence only since the date of this SAI; therefore, it has no performance information to include here.


                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                        YEAR ENDED       5 YEARS ENDED      10 YEARS ENDED
BOND FUND                                                12/31/04           12/31/04            12/31/04
                                                         --------           --------            --------

     Class X
         Return Before Taxes                               5.39%              7.71%               7.94%
         Return after Taxes on Distribution                3.68%              5.23%               5.38%
         Return After Taxes on Distributions
          and Sale of Fund Shares                          3.47%              5.06%               5.26%
     Class Y
         Return Before Taxes                               5.14%              7.44%               7.67%


   NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's, The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, Merrill Lynch 1-year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.


   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, Merrill Lynch 1-year Treasury Bill, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Historical turnover rates can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   In effecting portfolio transactions for the Funds, the Adviser adheres to the Funds' policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Funds to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Funds and may benefit both the Funds and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the funds.


   If the securities in which the Funds invest are traded primarily in the over-the-counter market, where possible, the Funds will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.


   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Funds. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers who sell shares of the Funds.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Funds, their Adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Funds from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on each Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

                           DISCLOSURE OF FUND HOLDINGS


   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.


   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's shareholder reports are available on Phoenix's website at www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's website as of the end of each month, generally within 10 business days of the end of the month. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.


NON-PUBLIC HOLDINGS INFORMATION


------------------------------------- ----------------------------------- -----------------------------------
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER            TIMING OF RELEASE OF PORTFOLIO
                                                                          HOLDINGS INFORMATION
------------------------------------- ----------------------------------- -----------------------------------
Adviser                               Phoenix Investment Counsel, Inc.    Daily
------------------------------------- ----------------------------------- -----------------------------------
Distributor                           Phoenix Equity Planning             Daily
                                      Corporation
------------------------------------- ----------------------------------- -----------------------------------
Custodian (Bond Fund)                 Chase Manhattan Bank, N.A.          Daily
------------------------------------- ----------------------------------- -----------------------------------
Custodian (Low Duration Bond Fund)    State Street Bank and Trust         Daily
                                      Company
------------------------------------- ----------------------------------- -----------------------------------
Sub-Financial Agent                   PFPC, Inc.                          Daily
------------------------------------- ----------------------------------- -----------------------------------
Independent Registered Public         PricewaterhouseCoopers LLP          Annual Reporting Period:  within
Accounting Firm                                                           15 business days of end of
                                                                          reporting period

                                                                          Semiannual Reporting Period:
                                                                          within 31 business days of end of
                                                                          reporting period
------------------------------------- ----------------------------------- -----------------------------------
Typesetting Firm for Financial        GCom Solutions                      Monthly on first business day
Reports and Forms N-Q                                                     following month-end
------------------------------------- ----------------------------------- -----------------------------------
Printer for Financial Reports         V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                          Period:  within 45 days after end
                                                                          of reporting period
------------------------------------- ----------------------------------- -----------------------------------
Proxy Voting Service                  Institutional Shareholder Services  Twice weekly on an ongoing basis
------------------------------------- ----------------------------------- -----------------------------------
Intermediary Selling Shares of the    Merrill Lynch                       Quarterly within 10 days of
Fund                                                                      quarter-end
------------------------------------- ----------------------------------- -----------------------------------
Third-Party Class B Share Financer    SG Constellation LLC                Weekly based on prior week-end
------------------------------------- ----------------------------------- -----------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------- ----------------------------------- -----------------------------------
Portfolio Redistribution Firms        Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal
                                      Thompson Financial Services         quarter-end
------------------------------------- ----------------------------------- -----------------------------------
Rating Agencies                       Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal
                                                                          quarter-end
------------------------------------- ----------------------------------- -----------------------------------


   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                             SERVICES OF THE ADVISER


   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2004, PIC had approximately $2.8 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at 56 Prospect Street, Hartford, Connecticut 06115.


   PXP has served investors for over 70 years. As of December 31, 2004, PXP had approximately $56.2 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Aberdeen Asset Management Inc. (Aberdeen) in Fort Lauderdale, Florida (U.S.) and worldwide, and Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements; insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Funds, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that either Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   The investment advisory agreement continues in force from year to year, provided that the agreement is approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust on behalf of the Funds or by the Adviser, on sixty (60) days written notice.


   For services to the Bond Fund during the fiscal years ended December 31, 2002, 2003 and 2004, the Adviser received fees of $655,872, $679,938 and
$728,106, respectively, under the investment advisory agreement in effect.

   The Trust, its Adviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.


BOARD OF TRUSTEE'S CONSIDERATION OF ADVISORY AGREEMENT

   The Board of Trustees is responsible for overseeing the performance of the Funds' Adviser and for determining whether to approve and renew the Funds' investment advisory agreements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided (in the case of the Low Duration Bond Fund, to be provided) under the respective agreement and the overall fairness of the agreement of each agreement to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting (in the case of the Low Duration Bond Fund, the meeting at which the Fund was first authorized to file for registration) and reviewed with them at that meeting.

BOND FUND
   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, and the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board regularly reviews data relating to the quality of brokerage execution received by the Fund, including the Adviser's use of brokers or dealers in fund transactions that provided research and other services to the Adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the fund(s) they manage and respond to the Board's questions concerning performance of the Adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the Adviser and/or its affiliates.

   At the annual contract review meeting held in November 2004, the Board reviewed an extensive questionnaire from the Adviser concerning its investment philosophy, resources, and compliance structure, copies of which each of the Board members had been provided prior to the meeting. The Board concluded, upon review of the questionnaire responses, that the Adviser possessed the fundamental resources necessary to meet its investment mandate. The Board concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable during the coming year. Additionally, the Board concluded that the Adviser had no systemic legal or compliance problems that would interfere with the Funds' management.

   The Board also reviewed materials describing the financial profitability of the Adviser. The materials included information about how costs are allocated across the mutual fund complex, and matched to revenues. The Board noted that the Adviser had not profited at the level that the industry, or the Phoenix corporate board, would expect; however, the Adviser assured the Board that it found the relationship commercially viable. The Board expressed their satisfaction with the information presented.

   Following considerable deliberations, the Board found the Fund's management fee, 12b-1 fees and total expenses to be comparable to those charged by a group of similarly situated funds in the industry as selected by an independent third party. Additionally, the Board found no evidence of material or systemic compliance violations by the Adviser in its management of the Fund. The Board noted that the fund had significantly outperformed its peer group for all periods reviewed, with the exception of year-to-date performance which trailed the peer group but was on par with its benchmark. The Board concluded that the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund to be fair and reasonable. In drawing this conclusion, the Board considered the voluntary waiver of advisory and other fees to prevent total fund expenses from exceeding a specified cap.

LOW DURATION BOND FUND
   In advance of authorizing the registration of the Fund, with respect to the nature and quality of the services to be provided, the Board reviewed information comparing the performance of the other Funds (including the Phoenix-Goodwin Multi-Sector Short Term Bond Fund, substantially a clone fund) and accounts similarly managed by the Adviser with a relevant market index. The Board noted that in each instance, the performance of each exceeded that of its peer and the benchmark. The Board reviewed the plans for allocation of the Fund's brokerage commissions, including any potential allocations to affiliates of the Adviser, the Adviser's records of compliance with its respective investment policies and restrictions on personal securities transactions and found no evidence of material or systemic compliance violations for other funds managed by the Adviser. The Board also regularly reviews data relating to the quality of brokerage execution received by other of the funds in the fund complex, including the Adviser's use of brokers or dealers in fund transactions that provided research and other services to the Adviser and the potential benefits derived by the funds from such services. The Board consistently finds the quality of such services to be satisfactory. Going forward, the Board noted that it will have the opportunity to meet with the Fund's portfolio manager(s) from time to time to discuss the management and performance of the fund(s) they manage and respond to the Board's questions concerning performance of the Adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fees and total expenses with other funds within the fund complex and to its peer group. The Board noted that the Fund as presented compared favorably in each category reviewed. The Board also considered the existence of any economies of scale and whether those would be passed along to the Fund's shareholders through a graduated advisory fee schedule or other means. They also considered the contractual reimbursement by the Adviser of fund operating expenses to prevent total fund expenses from exceeding a specified cap and found the arrangement to be a benefit for the Fund's shareholders.

THE BOND FUND AND THE LOW DURATION BOND FUND
   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflicts of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.


   The Trust and its delegates seek to avoid actual or perceived conflicts of interest between Fund shareholders, on the one hand, and those of the adviser, any subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's website at http://www.sec.gov.

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the Exchange is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the fund securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof according to procedures decided upon in good faith by the Trustees.


                                HOW TO BUY SHARES


   The Funds offer Class X Shares and Class Y Shares without any sales charges to institutional investors, such as pension funds, profit sharing plans, investment advisers, endowments, foundations and corporations. The minimum initial investment for Class X Shares is $3 million; the minimum initial investment for Class Y shares is $1 million. Completed applications for the purchase of shares should be mailed to Phoenix Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal fund wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the NYSE (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

   The minimum initial investment amounts for the purchase of Fund shares shall be waived with respect to purchases by: trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

   PEPCO may pay broker-dealers and financial institutions exempt from registration pursuant to the 1934 Act, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                               PAYMENT TO
           PURCHASE AMOUNT                    BROKER-DEALER
           ---------------                    -------------
       $0 to $5,000,000                           0.50%
       $5,000,001 to $10,000,000                  0.25%
       $10,000,001 or more                        0.10%

   If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to PEPCO any such amounts paid with respect to the investment. PEPCO will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than PEPCO may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

EXCHANGE PRIVILEGES
   Shareholders may exchange Class X Shares or Class Y Shares held in book-entry form for shares of the same class of any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Statement of Additional Information. An "Affiliated Phoenix Fund" refers to the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates.


   The Fund reserves the right to refuse exchange privileges by any person or broker-dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy (see "Disruptive Trading and Market Timing" in the Funds' prospectus); or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.


TELEPHONE EXCHANGE PRIVILEGES
   Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

   The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60-days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Institutional Mutual Fund, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES

   Any holder of shares of the Funds may require a Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares,
(1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Fund; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. The signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

   In addition, the Funds maintain a continuous offer to repurchase their respective shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the NYSE on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Funds on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.

TELEPHONE REDEMPTION PRIVILEGES
   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the NYSE will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Funds and classes of shares in which redemptions are to occur.


   Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House ("ACH") to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.


   Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

REDEMPTION-IN-KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for a Fund to qualify as a RIC. Among these requirements, a Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC a Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than six months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.


   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high fund turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.


   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.


TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.


   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.


   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.


   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.


   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service ("IRS") or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.


TAXATION OF FOREIGN INVESTMENTS
   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.


   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.


TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                                 THE DISTRIBUTOR
   PEPCO, which has undertaken to use its best efforts to find purchasers for shares of the Funds, serves as the national distributor of the Funds' shares. PEPCO is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Shares of each Fund are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES
   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC is based upon the aggregate daily net asset values of all fund serviced by PFPC, at the following annual rates:

            First $5 billion                           0.065%
            $5 Billion to $10 billion                  0.061%
            $10 billion to $15 billion                 0.055%
            $15 billion to $20 billion                 0.040%
            Greater than $20 billion                   0.030%


   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended December 31, 2002, 2003 and 2004, PEPCO received $160,518, $132,268 and $131,592, respectively.

   In addition, pursuant to an agreement between PEPCO, the Fund's Transfer Agent, and State Street Bank and Trust Company ("State Street"), State Street has been appointed subagent to perform certain shareholder servicing functions for the Funds. For performing such services State Street receives a monthly fee from PEPCO.

                                DISTRIBUTION PLAN


   The Trust has adopted a distribution plan on behalf of each Fund's Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Funds to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund. Pursuant to the Plan, the Funds shall pay the Distributor an amount equal to 25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts. In the case of shares of the Funds being sold to an affiliated fund of funds fees payable under the Plan shall be paid to the distributor of the fund of funds.


   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.

   In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

   On a quarterly basis, the Trustees of the Trust review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.


   For the fiscal year ended December 31, 2004, the Bond Fund paid Rule 12b-1 Fees in the amount of $43,144, of which PEPCO received $0, WS Griffith Securities, Inc., an affiliate, received $7,156 for the period ended May 31, 2004 and unaffiliated broker-dealers received $36,102. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $43,258; (2) compensation to sales and shareholder services personnel, $61,977; (3) advertising costs, $10,830; (4) printing and mailing prospectuses to other than current shareholders, $403; (5) service costs, $5,160; and (6) other expenses, $3,901.


   No interested persons of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plan.

                             MANAGEMENT OF THE TRUST


   The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.


TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except Messrs. Dill and Romans, who are serving a two-year term expiring in 2006.



                                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------
E. Virgil Conway                   Served since          38         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                            since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                  York Housing Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                         (1981-present), Greater New York Councils, Boy Scouts of
                                                                    America (1985-present), Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                    Corp. (1989-present), The Harlem Youth Development
                                                                    Foundation (1998-present). Chairman, Metropolitan
                                                                    Transportation Authority (1992-2001). Director, Trism,
                                                                    Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002),
                                                                    Josiah Macy, Jr., Foundation (1975-2002), Union Pacific
                                                                    Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2002),
                                                                    Accuhealth (1994-2002).

Harry Dalzell-Payne                Served since          38         Currently retired.
The Flat, Elmore Court             1996.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served since          36         Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way                2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                           Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                        (1994-1999) and Coutts & Co. International (USA) (private
                                                                    banking)(1992-2000).

Francis E. Jeffries                Served since          39         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                            (1984-present).
Naples, FL 34108
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          36         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN 37402                                               Director/Trustee, Evergreen Funds (6 portfolios).
DOB: 2/14/39

Geraldine M. McNamara              Served since          38         Managing Director, U.S. Trust Company of New York
United States Trust Company of NY  2001.                            (private bank) (1982-present).
11 West 54th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                  Served since          38         Currently retired. W.H. Reaves and Company (investment
164 Laird Road                     1996.                            management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

James M. Oates*                    Served since          36         Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
c/o Northeast Partners             1996.                            Markets Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                                                    (1994-present). Director, Investors Financial Service
DOB: 5/31/46                                                        Corporation (1995-present), Investors Bank & Trust
                                                                    Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present) and Trust Company
                                                                    of New Hampshire (2002-present). Director and Treasurer,
                                                                    Endowment for Health, Inc. (2000-present). Chairman,
                                                                    Emerson Investment Management, Inc. (2000-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (2000-2002) 1Mind, Inc.,
                                                                    Member, Chief Executives Organization (1996-2001), and
                                                                    Plymouth Rubber Co. (1995-2003).

Donald B. Romans                   Served since          36         President, Romans & Company (private investors and
39 S. Sheridan Road                2004.                            financial consultants) (1987-present). Trustee, Burnham
Lake Forest, IL 60045                                               Investors Trust (5 portfolios) (1967-present).
DOB: 4/22/31

Richard E. Segerson                Served since          36         Managing Director, Northway Management Company
Northway Management Company        1996.                            (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served since          36         Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                     2004.                            Trustee/Director EASDAQ (Chairman), The Fleming
B-9000 Gent, Belgium                                                Continental European Investment Trust, KBC Lease
DOB: 7/30/42                                                        (Honorary), Groupe SNEF, Degussa Antwerpen N.V., Santans
                                                                    N.V., Laco N.V.  Managing Director, Almanij N.V.
                                                                    (1992-2003); Trustee/Director (1992-2003), KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luzembougeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg, Phoenix Investment Partners, Ltd. (1995-2004).

Lowell P. Weicker, Jr.             Served since          36         Director, Compuware (1996-present), WWF, Inc.
P.O. Box 849                       1996.                            (2000-present) and Medallion Financial New York
7 Little Point Street                                               (2003-present). President, The Trust for America's Health
Essex, CT 06426                                                     (non-profit) (2001-present). Director, UST Inc.
DOB: 5/16/31                                                        (1995-2004) and HPSC Inc. (1995-2004).


*Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                 NUMBER OF
                                                PORTFOLIOS IN
                                                 FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, POSITION(S)       LENGTH OF      OVERSEEN BY                      DURING PAST 5 YEARS AND
WITH TRUST AND DATE OF BIRTH     TIME SERVED       TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------     -----------       -------                  -----------------------------------
*Marilyn E. LaMarche             Served since        36             Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
59th Floor                                                          (1989-present).
New York, NY 10020
Trustee
DOB: 5/11/34

**Philip R. McLoughlin           Served since        68             Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President           1996.                              World Trust Fund (1991-present). Management Consultant,
DOB: 10/23/46                                                       (2002-2004), Chairman (1997-2002), Director (1995-2002),
                                                                    Vice Chairman (1995-1997) and Chief Executive Officer
                                                                    (1995-2002), Phoenix Investment Partners, Ltd.
                                                                    Consultant (2002-2003), Director, Executive Vice
                                                                    President and Chief Investment Officer, The Phoenix
                                                                    Companies, Inc. (2001-2002). Director (1994-2002) and
                                                                    Executive Vice President, Investments (1988-2002),
                                                                    Phoenix Life Insurance Company. Director (1983-2002) and
                                                                    Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                    Director (1984-2002) and President (1990-2000), Phoenix
                                                                    Equity Planning Corporation. Chairman and Chief
                                                                    Executive Officer, Phoenix/Zweig Advisers LLC
                                                                    (1999-2002). Director and President, Phoenix Investment
                                                                    Management Company (2001-2002). Director and Executive
                                                                    Vice President, Phoenix Life and Annuity Company
                                                                    (1996-2002). Director and Executive Vice President, PHL
                                                                    Variable Insurance Company (1995-2002). Director,
                                                                    Phoenix National Trust Company (1996-2002). Director and
                                                                    Vice President, PM Holdings, Inc. (1985-2002). Director,
                                                                    PHL Associates, Inc. (1995-2002). Director (1992-2002)
                                                                    and President (1992-1994), WS Griffith Securities, Inc.


* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the Investment
   Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.



                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                               POSITION(S) HELD WITH
      NAME, ADDRESS AND         TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                  DURING PAST 5 YEARS
        -------------               -----------                                  -------------------
Daniel T. Geraci               President since 2004.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                          Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                      Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (December 2004-present). President and
                                                      Chief Executive Officer of North American Investment Operations,
                                                      Pioneer Investment Management USA, Inc. (2001-2003). President of
                                                      Private Wealth Management Group (2000-2001), Executive Vice President
                                                      of Distribution and Marketing for Fidelity Canada (1996-1998),
                                                      Fidelity Investments.



                               POSITION(S) HELD WITH
      NAME, ADDRESS AND         TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                  DURING PAST 5 YEARS
        -------------               -----------                                  -------------------

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, (2004-present)
DOB: 8/17/64                   President since 2004.  Phoenix Investment Partners, Ltd. Chief of Staff, The Phoenix
                                                      Companies, Inc. (2002-2004). Vice President, Finance (2000-2002),
                                                      Assistant Vice President and Assistant Controller (1996-2000) Phoenix
                                                      Investment Partners, Ltd. Executive Vice President, certain funds within the Phoenix Fund Complex (December 2004-present).

Francis G. Waltman             Senior Vice            Vice President, Chief Administrative Officer (2004-present), Senior
DOB: 7/27/62                   President since        Vice President, Chief Administrative Officer, Private Client Group
                               2004.                  (1999-2004), Phoenix Investment Partners, Ltd. Senior Vice President,
                                                      certain funds within the Phoenix Fund Complex (May 2004-present).

Nancy G. Curtiss               Treasurer since 1996.  Vice President, Operations (2003-Present), Vice President, Fund
DOB: 11/24/52                                         Accounting (1994-2003) and Treasurer (1996-present), Phoenix Equity
                                                      Planning Corporation. Treasurer, certain funds within the Phoenix Fund
                                                      Complex (1994-present).

Matthew A. Swendiman           Vice President,        Counsel, Phoenix Life Insurance Company (2002-present). Vice
One American Row               Counsel, Chief Legal   President, Counsel, Chief Legal Officer and Secretary, certain of the
Hartford, CT 06102             Officer and            funds within the Phoenix Fund Complex (2004-present). Assistant Vice
DOB: 4/5/73                    Secretary since 2004.  President and Assistant Counsel, Conseco Capital Management,
                                                      (2000-2002).

The Trust has established a Consulting Committee consisting of those former Independent Trustees of the Trust who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. The Committee's members are appointed for a one or two-year term depending on their date of anticipated retirement from the Phoenix Funds Boards and are paid an annual stipend of $5,000, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee members and their business affiliations for the past five years are set forth below.

                                                         NUMBER OF
                                         TERM OF         FUNDS IN
                                         OFFICE AND      COMPLEX
                                         LENGTH OF       OVERSEEN BY       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS, AND DATE OF BIRTH         TIME SERVED     TRUSTEE           AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------         -----------     -------           ---------------------------------------
Eileen A. Moran                          Served since    4                 President and Chief Executive Officer, PSEG
PSEG Resources, Inc.                     1996.                             Resources Inc. (investment company)
80 Park Plaza, T-22                                                        (1990-present).
Newark, NJ 07102
D.O.B. 10/31/54

Richard A. Pavia                         Served since    4                 Currently retired.  Vice Chairman, Forest Preserve
7145 North Ionia                         1996.                             District, Cook County President Advisory Council
Chicago, IL 60646                                                          (1997-present). Special Consultant, K&D Facilities
D.O.B. 7/18/30                                                             Resource Corp. (1995-present).


COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met five times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry

Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met nine times during the Trust's last fiscal year.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met four times during the Trust's last fiscal year.


COMPENSATION
   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2004, the Trustees received the following compensation:



                                        AGGREGATE            TOTAL COMPENSATION FROM
                                      COMPENSATION           TRUST AND FUND COMPLEX
          NAME                         FROM TRUST         (71 FUNDS) PAID TO TRUSTEES
          ----                         ----------         ---------------------------
   E. Virgil Conway                      $4,265                    $183,751
   Harry Dalzell-Payne                   $3,602                    $167,125
   S. Leland Dill                        $  480                    $ 72,375
   Francis E. Jeffries                   $3,428                    $113,750
   Leroy Keith, Jr.                      $3,467                    $ 67,250
   Marilyn E. LaMarche                   $1,569                    $ 63,750
   Philip R. McLoughlin                  None                      None
   Geraldine M. McNamara                 $3,344                    $161,375
   Everett L. Morris                     $4,141                    $178,751
   James M. Oates                        $5,964                    $113,125
   Donald B. Romans                      $  480                    $ 72,375
   Richard E. Segerson                   $4,866                    $ 81,375
   Ferdinand L.J. Verdonck               $  417                    $ 15,750
   Lowell P. Weicker, Jr.                $3,443                    $ 81,000


-------------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2004, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $481,670.17; Ms. McNamara, $178,219.12; Mr. Morris, $380,432.24 and Mr. Segerson, $113,941.79. At
   present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.



                                                                                                  Aggregate Dollar Range of
                                                                                                  Trustee Ownership in all
                                      Dollar Range of Equity         Dollar Range of Equity     Funds Overseen by Trustee in
                                           Securities                  Securities in the                  Family of
        Name of Trustee                 in the Bond Fund            Low Duration Bond Fund          Investment Companies
        ---------------                 -----------------           ----------------------          --------------------
   E. Virgil Conway                           None                            None                      $1 - $10,000
   Harry Dalzell-Payne                        None                            None                          None
   S. Leland Dill                             None                            None                          None
   Francis E. Jeffries                        None                            None                     Over $100,000
   Leroy Keith, Jr.                           None                            None                          None
   Marilyn E. LaMarche                        None                            None                          None
   Philip R. McLoughlin                       None                            None                     Over $100,000
   Geraldine M. McNamara                      None                            None                     Over $100,000
   Everett L. Morris                          None                            None                     Over $100,000
   James M. Oates                             None                            None                     Over $100,000
   Donald B. Romans                           None                            None                     Over $100,000
   Richard E. Segerson                        None                            None                     Over $100,000
   Ferdinand L.J. Verdonck                    None                            None                          None
   Lowell P. Weicker, Jr.                     None                            None                          None

  At February 11, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.


PRINCIPAL SHAREHOLDERS
  The following table sets forth information as of February, 2005 with respect to each person who owns of record or is known by the Fund to own record or beneficially own 5% or more of any class of the Fund's equity securities.



NAME OF SHAREHOLDERS                                 FUND AND CLASS      PERCENTAGE OF THE CLASS        NUMBER OF SHARES
--------------------                                 --------------      -----------------------        ----------------
Board of Trustees Refrigeration Air                 Bond Fund--Class X            5.43%                    166,115.257
Conditioning & Service Division
(UA-NJ) Pension Fund
C/O I. E. Shaffer & Co.
830 Bear Tavern Road
P. O. Box 1028
West Trenton, NJ 08628-0230

Charles Quimby Ellis Blank TTES                     Bond Fund--Class X            7.88%                    241,146.485
Re-Solve Site Tr. Fund
C/O Mintz, Levin, Cohn, Ferris, Glovsky
& Popeo PC Attn: Susan Drennan
One Financial Center
Boston, MA  02111-2621

First Union National Bank                           Bond Fund--Class X            5.76%                    176,392.806
Invst Counsel for Plumbers Local 690
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Fleet National Bank TTEE                            Bond Fund--Class X            5.76%                    176,324.955
FBO Connecticut Children's Medical
Center
P. O. Box 92800
Rochester, NY 14692-8900



NAME OF SHAREHOLDERS                                 FUND AND CLASS      PERCENTAGE OF THE CLASS        NUMBER OF SHARES
--------------------                                 --------------      -----------------------        ----------------

 Glenn D. Shaffer TTEE                              Bond Fund--Class X            10.63%                   325,507.991
 Plumbers & Pipefitters Local
 Union No. 9 Pension Fund
 C/O IE Shaffer & Co.
 P.O. Box 1028, 830 Bear Tavern Road
 West Trenton, NJ  08628-0230

 Glenn D. Shaffer TTEE                              Bond Fund--Class X            12.70%                   388,918.882
 Plumbers Local No. 24 Pension Plan
 C/O IE Shaffer & Co.
 830 Bear Tavern Road
 West Trenton, NJ  08628-0230

 John F. McLellan TTEE                              Bond Fund--Class X            29.35%                   898,518.208
 Plymouth County Contributory
 Retirement System
 11 South Russell Street
 Plymouth, MA  02360-3909

 R. Renee Parenti Admin.                            Bond Fund--Class X            6.97%                    213,366.350
 Asbestos Workers Local 24 Pension Plan
 C/O Carday Associates
 4600 Powder Mill Road, Ste 100
 Beltsville, MD 20705-2647

 Tyrone T. Davis, TTEE                              Bond Fund--Class Y            13.81%                    90,452.594
 Christian Methodist Episcopal Church
 P.O. Box 74
 Memphis, TN 38101-0074

 Phoenix-Partner Select Wealth Builder Fund          Bond Fund--Class Y           42.51%                    278,420.892
 C/O Phoenix Equity Planning S/O
 Services
 ATTN Chris Wilkos
 101 Munson Street
 Greenfield, MA 01301-9684

 Phoenix-Partner Select Wealth Guardian            Bond Fund--Class Y            38.65%                       253,163.588
 Fund
 C/O Phoenix Equity Planning S/O
 Services
 ATTN Chris Wilkos
 101 Munson Street
 Greenfield, MA 01301-9684

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.


   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such fund or class. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


   Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account (Separate Account P), a separate investment account of Phoenix, pursuant to the insurance laws of the State of New York and the laws of other states. The separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix under certain group annuity contracts issued by Phoenix in connection with pension or profit-sharing plans which meet the requirements of
Section 401(a) of the Code, as amended. The separate account was not an investment company pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix approved the conversion of the separate account into a series corresponding of the Trust. As of March 1, 1996, the net assets of each separate account were transferred into the Fund in exchange for shares of that Fund which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT
   Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081, serves as custodian for the assets of the Bond Fund. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for the assets of the Low Duration Bond Fund.


   PEPCO acts as Transfer Agent for the Funds.


REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS

   The Financial Statements for the Institutional Bond Fund's fiscal year ended December 31, 2004, appearing in the 2004 Annual Report to Shareholders are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH INVESTOR SERVICES, INC.
   AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C--Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

   Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

LONG-TERM RATINGS
   AAA                   Highest Quality
   AA+, AA, AA-          High Quality
   A+, A, A-             Good Quality
   BBB+, BBB, BBB-       Satisfactory Quality
                           (investment grade)
   BB+, B, B-            Non-Investment Grade
   B+, B, B-             Non-Investment Grade
   CCC                   Speculative

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                           PART C -- OTHER INFORMATION


ITEM 23. EXHIBITS


      a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.

      b. Bylaws of the Registrant filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.

      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

      d.1. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated November 20, 2002 filed via EDGAR to those with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

      d.2. First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. to be filed by amendment.

      e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), filed via EDGAR as Exhibit
             (6)(a) with Post-Effective Amendment No. 9 (File No. 33-80057) on April 28, 1998 and incorporated herein by reference.

      e.2. Form of Sales Agreement between PEPCO and dealers, filed via EDGAR with Post-Effective Amendment No. 19 (File No. 33-80057) filed on April 30, 2004 and incorporated herein by reference.

      f.     None

      g.1. Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A. on behalf of the Phoenix Institutional Bond Fund, filed via EDGAR as Exhibit (8)(b) with Pre-Effective Amendment No. 2 (File No. 33-80057) on February 28, 1996 and incorporated herein by reference.

      g.2. Custodian Agreement (or amendment thereto) between Registrant and State Street Bank and Trust Company on behalf of the Phoenix Low Duration Core Plus Bond Fund to be filed by amendment.

      h.1. Financial Agent Agreement between Registrant and PEPCO dated December 11, 1996, filed via EDGAR as Exhibit (9)(a) with Post-Effective Amendment No. 5 (File No. 33-80057) on April 28, 1997 and incorporated herein by reference.

      h.2. Transfer Agent Agreement between Registrant and PEPCO, filed via EDGAR as Exhibit (9)(b) with Pre-Effective Amendment No. 2 (File No. 33-80057) on February 28, 1996 and incorporated herein by reference.

      h.3.   First Amendment to Financial Agent Agreement between
             Registrant and PEPCO effective February 27, 1998, filed via EDGAR as Exhibit (9)(d) with Post-Effective Amendment No. 9 (File No. 33-80057) on April 28, 1998 and incorporated herein by reference.

      h.4. Second Amendment to Financial Agent Agreement between Registrant and PEPCO effective June 1, 1998, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

      h.5. Form of Third Amendment to Financial Agent Agreement between Registrant and PEPCO effective January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

      i. Opinion of Counsel, filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.


      j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

      k.     None

      l.     Initial Capitalization Agreement, filed via EDGAR as Exhibit
             (13) with Pre-Effective Amendment No. 1 (File No. 33-80057) on February 2, 1996 and incorporated herein by reference.

      m.1. Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via EDGAR as Exhibit (15) with Post-Effective Amendment No. 6 (File No. 33-80057) on September 30, 1997 and incorporated herein by reference.

      m.2. First Amendment to Amended and Restated Distribution Plan for Class Y Shares filed via EDGAR with Post-Effective Amendment No. 19 (File No. 33-80057) filed on April 30, 2004 and incorporated herein by reference.

       n. Second Amended and Restated Rule 18f-3 Dual Distribution Plan effective January 1, 2001, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

      o.     Reserved.

      p.* Code of Ethics of the Fund, Adviser and Distributor filed via EDGAR herewith.

      q.*    Powers of Attorney for each of the Trustees filed via EDGAR herewith.
--------
* Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.


     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Trust.


ITEM 25. INDEMNIFICATION.


     The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Management of the Funds" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File Nos. 801-5995) filed under the 1940 Act, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER.


(a)  PEPCO serves as the principal underwriter for the following registrants:

     Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Phoenix Strategic

Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b) Directors and Executive Officers of PEPCO are as follows:


     NAME AND                          POSITIONS AND OFFICES                                           POSITIONS AND OFFICES
     PRINCIPAL ADDRESS                 WITH DISTRIBUTOR                                                WITH REGISTRANT
     -----------------                 ----------------                                                ---------------
     John H. Beers                     Vice President and Secretary                                    None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Nancy J. Engberg                  Vice President, Chief Compliance Officer and                    Anti-Money Laundering
     One American Row                  Anti-Money Laundering Officer                                   Officer and Assistant
     P.O. Box 5056                                                                                     Secretary
     Hartford, CT 06102-5056

     Daniel T. Geraci                  Director, Chairman of the Board and Chief Sales and             President
     56 Prospect Street                Marketing Officer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Michael E. Haylon                 Director                                                        None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                    Vice President, Finance and Treasurer                           None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     Jacqueline M. Porter              Assistant Vice President, Mutual Fund Tax                       Vice President and
     56 Prospect Street                                                                                Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     John F. Sharry                    President, Sales                                                Executive Vice
     56 Prospect Street                                                                                President
     P.O. Box 150480
     Hartford, CT 06115-0480

     Francis G. Waltman                Senior Vice President and Chief Administrative Officer          Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     James D. Wehr                     Director                                                        None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

 (c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                Principal Underwriter, Financial Agent and
    Matthew A. Swendiman, Esq.        Transfer Agent:
    One American Row                       Phoenix Equity Planning Corporation
    P.O. Box 5056                          56 Prospect Street
    Hartford, CT 06102-5056                P.O. Box 150480
                                           Hartford, CT 06115-0480

Investment Adviser:                   Custodians and Dividend Dispersing Agents:
    Phoenix Investment Counsel, Inc.       For Bond Fund:
    56 Prospect Street                        Chase Manhatten Bank, N.A.
    P.O. Box 150480                           1 Chase Manhattan Plaza, Floor 3B
    Hartford, CT 06115-0480                   New York, NY 1001
                                           For Low Duration Bond Fund:
                                             State Street Bank and Trust Company
                                             225 Franklin Street
                                             Boston, MA 02110


ITEM 29. MANAGEMENT SERVICES.


     None.


ITEM 30. UNDERTAKINGS.


     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 25th day of February, 2005.



                                           PHOENIX INSTITUTIONAL MUTUAL FUNDS

ATTEST: /S/ MATTHEW A. SWENDIMAN           BY: /S/ DANIEL T. GERACI
            --------------------                ----------------
           MATTHEW A. SWENDIMAN                DANIEL T. GERACI,
           SECRETARY                           PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 25th day of February, 2005.



                  SIGNATURE                                         TITLE
                   -------                                          ----
                                                                    Trustee

----------------------------------------------------
E. Virgil Conway*

/s/ Nancy G. Curtiss                                                Treasurer (principal financial
----------------------------------------------------                and accounting officer)
Nancy G. Curtiss

                                                                    Trustee
----------------------------------------------------
Harry Dalzell-Payne*

                                                                    Trustee
----------------------------------------------------
S. Leland Dill*

/s/ Daniel T. Geraci                                                President (principal executive officer)
----------------------------------------------------
Daniel T. Geraci

                                                                    Trustee
----------------------------------------------------
Francis E. Jeffries*

                                                                    Trustee
----------------------------------------------------
Leroy Keith, Jr.*

                                                                    Trustee
----------------------------------------------------
Marilyn E. LaMarche*

                                                                    Chairman
----------------------------------------------------

Philip R. McLoughlin*


                                                                    Trustee
----------------------------------------------------
Geraldine M. McNamara*

                                                                    Trustee
----------------------------------------------------
Everett L. Morris*

                                                                    Trustee
----------------------------------------------------
James M. Oates*

                                                                    Trustee
----------------------------------------------------
Donald B. Romans*

                                                                    Trustee
----------------------------------------------------
Richard E. Segerson*

                                                                    Trustee
----------------------------------------------------
Ferdinand L.J. Verdonck*

                                                                    Trustee
----------------------------------------------------
Lowell P. Weicker, Jr.*


*By  /s/ Daniel T. Geraci
     ---------------------------
     *Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.


                                      S-1